UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     April 3, 2007

                  Morgan Stanley Home Equity Loan Trust 2007-2
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


      Delaware                    333-130694-24                 13-3939229
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(State or other jurisdiction      (Commission File Number      (IRS Employer
of incorporation of depositor)    of issuing entity)           Identification
                                                              No. of depositor)


1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)           (Zip Code)



Depositor's telephone number, including area code       (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 3, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley Home Equity Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Wells Fargo, National Association, as master servicer, securities administrator and a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $846,247,000, were sold to Morgan Stanley & Co. Incorporated ("the "Underwriter") pursuant to an Underwriting Agreement, dated as of April 2, 2007, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 3, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of April 3, 2007 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 3,  2007                      MORGAN STANLEY ABS CAPITAL I INC.




                                          By:  /s/ Steven Shapiro
                                              ----------------------------------
                                              Name:  Steven Shapiro
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation S-K                                                   Paper (P) or
Exhibit No.                     Description                      Electronic (E)
----------------                -----------                      --------------

5                               Legality Opinion of Cadwalader,             (E)
                                Wickersham & Taft LLP, dated as
                                of April 3, 2007.

8                               Tax Opinion of Cadwalader, Wickersham       (E)
                                & Taft LLP, dated as of  April 3,
                                2007 (included as part of Exhibit 5).

23                              Consent of Cadwalader, Wickersham &         (E)
                                Taft LLP (included as part of Exhibit 5).